UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2009

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.          Regulation FD Disclosure.

On September 4, 2009, The Brink’s Company issued a press release announcing that it has purchased an additional stake and now owns a majority interest in Brink’s Arya in India. This release is furnished as Exhibit 99.1 hereto.

Also, on September 4, 2009, The Brink’s Company issued a press release announcing that it has acquired a majority stake in ICD Limited, a provider of commercial security services in the Asia-Pacific region.  This release is furnished as Exhibit 99.2 hereto.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release, dated September 4, 2009, issued by The Brink’s Company.

99.2 Press Release, dated September 4, 2009, issued by The Brink’s Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: September 4, 2009	By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II
Vice President

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release, dated September 4, 2009, issued by The Brink’s Company.

99.2	Press Release, dated September 4, 2009, issued by The Brink’s Company.